                                                                      Exhibit 24


                           RELIASTAR FINANCIAL CORP.

                               Power of Attorney
                            of Director and Officer


     The undersigned director or officer of Reliastar Financial Corp., a Delaware corporation, hereby appoints John G. Turner, John H. Flittie, James R. Miller, and Richard R. Crowl, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as director or officer of the Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock to be issued by the Company in connection with the Company's dividend reinvestment and optional cash payment plan, and to file the Registration Statement with the Commission, granting unto the attorneys-in-fact, and each of them, full power and authority to perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF the undersigned has hereunto set the undersigned's hand this 15th day of November, 1997.

                              /s/ Luella G. Goldberg
                              ----------------------
                              Luella G. Goldberg

                           RELIASTAR FINANCIAL CORP.

                               Power of Attorney
                            of Director and Officer


     The undersigned director or officer of Reliastar Financial Corp., a Delaware corporation, hereby appoints John G. Turner, John H. Flittie, James R. Miller, and Richard R. Crowl, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as director or officer of the Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock to be issued by the Company in connection with the Company's dividend reinvestment and optional cash payment plan, and to file the Registration Statement with the Commission, granting unto the attorneys-in-fact, and each of them, full power and authority to perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF the undersigned has hereunto set the undersigned's hand this 15th day of November, 1997.

                              /s/ James J. Howard, III
                              ------------------------
                              James J. Howard, III

                           RELIASTAR FINANCIAL CORP.

                               Power of Attorney
                            of Director and Officer


     The undersigned director or officer of Reliastar Financial Corp., a Delaware corporation, hereby appoints John G. Turner, John H. Flittie, James R. Miller, and Richard R. Crowl, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as director or officer of the Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock to be issued by the Company in connection with the Company's dividend reinvestment and optional cash payment plan, and to file the Registration Statement with the Commission, granting unto the attorneys-in-fact, and each of them, full power and authority to perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF the undersigned has hereunto set the undersigned's hand this 15th day of November, 1997.

                              /s/ Richard M. Kovacevich
                              -------------------------
                              Richard M. Kovacevich

                           RELIASTAR FINANCIAL CORP.

                               Power of Attorney
                            of Director and Officer


     The undersigned director or officer of Reliastar Financial Corp., a Delaware corporation, hereby appoints John G. Turner, John H. Flittie, James R. Miller, and Richard R. Crowl, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as director or officer of the Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock to be issued by the Company in connection with the Company's dividend reinvestment and optional cash payment plan, and to file the Registration Statement with the Commission, granting unto the attorneys-in-fact, and each of them, full power and authority to perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF the undersigned has hereunto set the undersigned's hand this 15th day of November, 1997.

                              /s/ Richard L. Knowlton
                              -----------------------
                              Richard L. Knowlton

                           RELIASTAR FINANCIAL CORP.

                               Power of Attorney
                            of Director and Officer


     The undersigned director or officer of Reliastar Financial Corp., a Delaware corporation, hereby appoints John G. Turner, John H. Flittie, James R. Miller, and Richard R. Crowl, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as director or officer of the Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock to be issued by the Company in connection with the Company's dividend reinvestment and optional cash payment plan, and to file the Registration Statement with the Commission, granting unto the attorneys-in-fact, and each of them, full power and authority to perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF the undersigned has hereunto set the undersigned's hand this 15th day of November, 1997.

                              /s/ David A. Koch
                              -----------------
                              David A. Koch

                           RELIASTAR FINANCIAL CORP.

                               Power of Attorney
                            of Director and Officer


     The undersigned director or officer of Reliastar Financial Corp., a Delaware corporation, hereby appoints John G. Turner, John H. Flittie, James R. Miller, and Richard R. Crowl, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as director or officer of the Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock to be issued by the Company in connection with the Company's dividend reinvestment and optional cash payment plan, and to file the Registration Statement with the Commission, granting unto the attorneys-in-fact, and each of them, full power and authority to perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF the undersigned has hereunto set the undersigned's hand this 15th day of November, 1997.

                              /s/ John G. Turner
                              ------------------
                              John G. Turner

                           RELIASTAR FINANCIAL CORP.

                               Power of Attorney
                            of Director and Officer


     The undersigned director or officer of Reliastar Financial Corp., a Delaware corporation, hereby appoints John G. Turner, John H. Flittie, James R. Miller, and Richard R. Crowl, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as director or officer of the Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock to be issued by the Company in connection with the Company's dividend reinvestment and optional cash payment plan, and to file the Registration Statement with the Commission, granting unto the attorneys-in-fact, and each of them, full power and authority to perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF the undersigned has hereunto set the undersigned's hand this 15th day of November, 1997.

                              /s/ John H. Flittie
                              -------------------
                              John H. Flittie

                           RELIASTAR FINANCIAL CORP.

                               Power of Attorney
                            of Director and Officer


     The undersigned director or officer of Reliastar Financial Corp., a Delaware corporation, hereby appoints John G. Turner, John H. Flittie, James R. Miller, and Richard R. Crowl, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as director or officer of the Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock to be issued by the Company in connection with the Company's dividend reinvestment and optional cash payment plan, and to file the Registration Statement with the Commission, granting unto the attorneys-in-fact, and each of them, full power and authority to perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF the undersigned has hereunto set the undersigned's hand this 15th day of November, 1997.

                              /s/ Glen D. Nelson
                              ------------------
                              Glen D. Nelson

                           RELIASTAR FINANCIAL CORP.

                               Power of Attorney
                            of Director and Officer


     The undersigned director or officer of Reliastar Financial Corp., a Delaware corporation, hereby appoints John G. Turner, John H. Flittie, James R. Miller, and Richard R. Crowl, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as director or officer of the Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock to be issued by the Company in connection with the Company's dividend reinvestment and optional cash payment plan, and to file the Registration Statement with the Commission, granting unto the attorneys-in-fact, and each of them, full power and authority to perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF the undersigned has hereunto set the undersigned's hand this 15th day of November, 1997.

                              /s/ James J. Renier
                              -------------------
                              James J. Renier

                           RELIASTAR FINANCIAL CORP.

                               Power of Attorney
                            of Director and Officer


     The undersigned director or officer of Reliastar Financial Corp., a Delaware corporation, hereby appoints John G. Turner, John H. Flittie, James R. Miller, and Richard R. Crowl, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as director or officer of the Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock to be issued by the Company in connection with the Company's dividend reinvestment and optional cash payment plan, and to file the Registration Statement with the Commission, granting unto the attorneys-in-fact, and each of them, full power and authority to perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF the undersigned has hereunto set the undersigned's hand this 15th day of November, 1997.

                              /s/ William A. Hodder
                              ---------------------
                              William A. Hodder

                           RELIASTAR FINANCIAL CORP.

                               Power of Attorney
                            of Director and Officer


     The undersigned director or officer of Reliastar Financial Corp., a Delaware corporation, hereby appoints John G. Turner, John H. Flittie, James R. Miller, and Richard R. Crowl, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as director or officer of the Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock to be issued by the Company in connection with the Company's dividend reinvestment and optional cash payment plan, and to file the Registration Statement with the Commission, granting unto the attorneys-in-fact, and each of them, full power and authority to perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF the undersigned has hereunto set the undersigned's hand this 15th day of November, 1997.

                              /s/ Carolyn H. Baldwin
                              ----------------------
                              Carolyn H. Baldwin

                           RELIASTAR FINANCIAL CORP.

                               Power of Attorney
                            of Director and Officer


     The undersigned director or officer of Reliastar Financial Corp., a Delaware corporation, hereby appoints John G. Turner, John H. Flittie, James R. Miller, and Richard R. Crowl, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as director or officer of the Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock to be issued by the Company in connection with the Company's dividend reinvestment and optional cash payment plan, and to file the Registration Statement with the Commission, granting unto the attorneys-in-fact, and each of them, full power and authority to perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF the undersigned has hereunto set the undersigned's hand this 15th day of November, 1997.

                              /s/ Randy C. James
                              ------------------
                              Randy C. James

                           RELIASTAR FINANCIAL CORP.

                               Power of Attorney
                            of Director and Officer


     The undersigned director or officer of Reliastar Financial Corp., a Delaware corporation, hereby appoints John G. Turner, John H. Flittie, James R. Miller, and Richard R. Crowl, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as director or officer of the Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock to be issued by the Company in connection with the Company's dividend reinvestment and optional cash payment plan, and to file the Registration Statement with the Commission, granting unto the attorneys-in-fact, and each of them, full power and authority to perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF the undersigned has hereunto set the undersigned's hand this 15th day of November, 1997.

                              /s/ James R. Miller
                              -------------------
                              James R. Miller

                           RELIASTAR FINANCIAL CORP.

                               Power of Attorney
                            of Director and Officer


     The undersigned director or officer of Reliastar Financial Corp., a Delaware corporation, hereby appoints John G. Turner, John H. Flittie, James R. Miller, and Richard R. Crowl, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as director or officer of the Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock to be issued by the Company in connection with the Company's dividend reinvestment and optional cash payment plan, and to file the Registration Statement with the Commission, granting unto the attorneys-in-fact, and each of them, full power and authority to perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF the undersigned has hereunto set the undersigned's hand this 15th day of November, 1997.

                              /s/ Richard R. Crowl
                              --------------------
                              Richard R. Crowl

                           RELIASTAR FINANCIAL CORP.

                               Power of Attorney
                            of Director and Officer


     The undersigned director or officer of Reliastar Financial Corp., a Delaware corporation, hereby appoints John G. Turner, John H. Flittie, James R. Miller, and Richard R. Crowl, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as director or officer of the Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock to be issued by the Company in connection with the Company's dividend reinvestment and optional cash payment plan, and to file the Registration Statement with the Commission, granting unto the attorneys-in-fact, and each of them, full power and authority to perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF the undersigned has hereunto set the undersigned's hand this 15th day of November, 1997.

                              /s/ Chris D. Schreier
                              ---------------------
                              Chris D. Schreier